Debt - Summary of Expected Future Payments (Detail) - USD ($) $ in Thousands	Jun. 30, 2021	Mar. 31, 2021	Dec. 31, 2020
2021	$ 12
2022	23
2023	24
2024	24
2025	18
Thereafter	0
Total payment outstanding	$ 101
MAVEN TOPCO LIMITED [Member]
2021		$ 10,450	$ 10,272
2022		23	24
2023		23	25
2024		24	25
2025		22	23
Thereafter		85,350	82,626
Total payment outstanding		$ 95,892	$ 92,995